EXHIBIT 10.1


                                    AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT to Loan and Security Agreement (this "Amendment") is entered into this 14th day of August 2007, by and between Silicon Valley Bank ("Bank") and Adept Technology, Inc., a Delaware corporation ("Borrower") whose address is 3011 Triad Drive, Livermore, California 94551.

                                    RECITALS

         A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 22, 2004 (as the same may from time to time be amended, modified, supplemented or restated, the "Loan Agreement").

         B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

         C. Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

         2. Amendments to Loan Agreement.

            2.1 Modified Maturity Date. Section 4 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

                4.  MATURITY DATE
                    (Section 6.1):                 August 13, 2008.

            2.2 Representation Regarding Chad Industries. Borrower hereby represents and warrants to Bank that "Chad Industries, Inc." with an address at Box 26127, Fraser, Michigan 48026 or 37020 Garfield, Suite T2A, Mount Clemens, Michigan 48043 or any other address or location in Michigan is not the same entity as the Chad Industries, Inc. that the Borrower merged with in 2001, and that the UCC-1 Financing Statements filed in favor of H&D Corp., or any other secured party, listing "Chad Industries, Inc." in Michigan as the debtor do not represent any liens or security interests on the assets of the Borrower.


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

         3. Limitation of Amendments.

            3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

            3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

         4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

            4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

            4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

            4.3 The organizational documents of Borrower delivered to Bank on or about November 4, 2005 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

            4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

            4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

            4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

            4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

         5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower's payment of an amendment fee in an amount equal to $20,000, and (c) Bank's receipt of the Consent to Amendment and Reaffirmation of Guaranty attached hereto, duly executed and delivered by each Guarantor (unless Bank, in its sole discretion at any time waives in writing the receipt of any such Consent).


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


BANK                                             BORROWER

Silicon Valley Bank                              Adept Technology, Inc.


By:     /s/ Minal Patel                          By:     /s/ Robert H. Bucher
Name:   Minal Patel                              Name:   Robert H. Bucher
        ---------------------                            -----------------------
Title:  Relationship Manager                     Title:  Chief Executive Officer
        ---------------------                            -----------------------


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

                              CONSENT TO AMENDMENT
                          AND REAFFIRMATION OF GUARANTY

         Each of the undersigned acknowledges that his consent to the foregoing Amendment to Loan and Security Agreement dated as of even date herewith (the "Amendment") is not required, but the undersigned nevertheless does hereby consent to the terms and conditions of the Amendment and agrees that the Guaranty of the undersigned relating to the Obligations of Borrower shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Amendment or any other document or instrument delivered in connection herewith.

         Each of the undersigned represents and warrants that, after giving effect to the Amendment, all representations and warranties of the undersigned contained in the Guaranty are true, accurate and complete as if made the date hereof.

GUARANTOR                                    Adept Technology Holdings, Inc.


                                             By:  /s/ Lisa M. Cummins
                                                  ------------------------------
                                             Name:  Lisa M. Cummins
                                                    ----------------------------
                                             Title:  CFO & Treasurer
                                                     ---------------
                                             Dated as of:      August 22, 2007

                                             Adept Technology Canada Company


                                             By:  /s/ Lisa M. Cummins
                                                  ------------------------------
                                             Name:  Lisa M. Cummins
                                                    ----------------------------
                                             Title:  CFO & Treasurer
                                                     ---------------
                                             Dated as of:      August 22, 2007

                                             Adept Technology International Ltd.


                                             By:  /s/ Lisa M. Cummins
                                                  ------------------------------
                                             Name:  Lisa M. Cummins
                                                    ----------------------------
                                             Title:  CFO & Treasurer
                                                     ---------------
                                             Dated as of:      August 22, 2007


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



                                             Adept Technology Canada Holding
                                             Company


                                             By:  /s/ Lisa M. Cummins
                                                  ------------------------------
                                             Name:  Lisa M. Cummins
                                                    ----------------------------
                                             Title:  CFO & Treasurer
                                                     ---------------
                                             Dated as of:      August 22, 2007

                                             Adept Global Technologies


                                             By:  /s/ Lisa M. Cummins
                                                  ------------------------------
                                             Name:  Lisa M. Cummins
                                                    ----------------------------
                                             Title:  CFO & Treasurer
                                                     ---------------
                                             Dated as of:      August 22, 2007


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